Exhibit 10.3

NEITHER THESE SECURITIES NOR THE SECURITIES FOR WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

Warrant No. W-2013-B-__	Warrant to Purchase Shares of Common Stock As Herein Described

WARRANT TO PURCHASE COMMON STOCK OF

ALLIQUA, INC.

This is to certify that, for value received, ___________________, or its successors and assigns (in each case, the “Holder”), is entitled to purchase, subject to the provisions of this warrant (the “Warrant”), from Alliqua, Inc., a Florida corporation (the “Company”), at any time during the period from the date hereof (the “Commencement Date”) until 5:00 p.m., New York time on _________, 2018 (the “Expiration Date”), at which time this Warrant shall expire and become void, ____________ shares (“Warrant Shares”) of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”) at a per share price equal to $0.11 (the “Exercise Price”).  The number of shares of Common Stock to be received upon exercise of this Warrant shall be adjusted from time to time as set forth below.  This Warrant  is one of a series of similar warrants issued pursuant to that certain Securities Purchase Agreement, dated as of the date hereof, by and among the Company and the purchasers identified therein (the “Purchase Agreement”). All such warrants are referred to herein, collectively, as the “Warrants.” This Warrant also is subject to the following terms and conditions:

1.           Exercise of Warrant.

1.1           Exercise by Holder. This Warrant may be exercised in full or in part at any time from and after the date hereof and before the Expiration Date, but if such date is a holiday on which chartered banking institutions are authorized to close, then on the next succeeding day which shall not be such a holiday.  Exercise shall be by presentation and surrender to the Company at its principal office, or at the office of any warrant agent designated by the Company, of (i) this Warrant, (ii) the attached exercise form properly executed, and (iii) a wire transfer in immediately available funds from a United States bank in an amount equal to the aggregate Exercise Price for the number of Warrant Shares specified in the exercise form. If this Warrant is exercised in part only, the Company or its warrant agent shall, upon surrender of the Warrant, execute and deliver a new Warrant evidencing the rights of the Holder to purchase the remaining number of Warrant Shares purchasable hereunder.  Upon receipt by the Company of this Warrant in proper form for exercise, accompanied by payment as aforesaid, the Holder shall be deemed to be the holder of record of the Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder.

1.2           Cashless Exercise by Holder. This Warrant may also be exercised by the Holder through a cashless exercise, as described in this Section 1.2. This Warrant may be exercised, in whole or in part, by (i) the delivery to the Company of a duly executed exercise form specifying the number of shares of Common Stock issuable upon exercise of this Warrant to be applied to such exercise, and (ii) the surrender to a common carrier for overnight delivery to the Company, or as soon as practicable following the date the Holder delivers the exercise form to the Company, of this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction). The number of shares of Common Stock to be issued upon exercise of this Warrant pursuant to this Section 1.2 shall be computed as of the date of delivery of this Warrant to the Company using the following formula:

X =	Y(A-B)
A

where:

X =the number of shares of Common Stock to be issued to the Holder under this Section 1.2;
Y =the number of shares of Common Stock issuable upon exercise of this Warrant identified in the exercise form as being applied to the subject exercise;
A =the Current Market Price of one share of Common Stock on the Trading Day immediately preceding the date of such election; and
B =the Exercise Price on such date.

“Current Market Price” means, for any date, (a) the closing sales price or most recent bid price per share of the Common Stock on such date on any stock exchange or automated quotation system (any such exchange or system, a “Trading Market”) on which the Common Stock is then traded or listed, or if there is no such closing sales or bid price on such date, then the closing sales or most recent bid price on such exchange or quotation system on the date nearest preceding such date, or (b) if the Common Stock is not then traded or listed on a Trading Market, the fair market value of a share of Common Stock shall be determined by the Company’s board of directors acting in good faith. “Trading Day” means a day on which the Company’s principal Trading Market is open for trading.

For purposes of Rule 144 promulgated under the Securities Act of 1933, as amended, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Purchase Agreement.

1.3           Automatic Exercise. Provided that the shares of Common Stock issuable upon exercise of this Warrant are freely-tradable by the Holder without volume restrictions or an effective registration statement for the underlying Common Stock is on file with the Securities and Exchange Commission, on the date that the Current Market Price equals or exceeds 2.5 times the then-applicable Exercise Price (as may be adjusted pursuant to Section 5 hereof) for a period of sixty (60) consecutive Trading Days (the “Automatic Exercise Date”), the purchase rights represented by this Warrant shall, automatically and without any action on the part of the holder thereof, be exercised in accordance with Section 1.2 hereof; provided, however, that, in the formula for such exercise pursuant to this Section 1.3, “A” shall be equal to the Current Market Price of one share of Common Stock on the Automatic Exercise Date.

On any Automatic Exercise Date, the Company will notify the Holder of the automatic exercise of this Warrant hereunder at the address set forth in this Warrant, whereupon, this Warrant shall be exercised automatically without any further action by the Holder hereof and whether or not this Warrant is surrendered to the Company or its warrant agent; provided, however, that the Company shall not be obligated to issue the shares of Common Stock issuable upon exercise of this Warrant unless this Warrant is either delivered to the Company or the Holder notifies the Company that this Warrant has been lost, stolen or destroyed, and executes an agreement reasonably satisfactory to the Company to indemnify the Company from any loss incurred by it in connection therewith.  Upon the exercise of this Warrant pursuant to this Section 1.3, the holder of this Warrant shall surrender this Warrant to the Company and the Company shall cause its transfer agent to deliver the shares of Common Stock issuable upon such exercise.

2.           Reservation of Shares.  The Company shall, at all times until the expiration of this Warrant, reserve for issuance and delivery upon exercise of this Warrant the number of Warrant Shares which shall be required for issuance and delivery upon exercise of this Warrant.  The Company covenants that the shares of Common Stock issuable on exercise of the Warrant shall be duly and validly issued and fully paid and non-assessable and free of liens, charges and all taxes with respect to the issue thereof.

3.           Fractional Interests.  The Company shall not issue any fractional shares or scrip representing fractional shares upon the exercise or exchange of this Warrant.  Rather, the Company shall round such share to the nearest whole share.

4.           No Rights as Stockholder.  This Warrant shall not entitle the Holder to any rights as a stockholder of the Company, either at law or in equity.  The rights of the Holder are limited to those expressed in this Warrant.

5.           Adjustments.

5.1           Subdivision or Combination of Shares.  If the Company is recapitalized through the subdivision or combination of its outstanding shares of Common Stock into a larger or smaller number of shares, the number of Warrant Shares shall be increased or reduced, as of the record date for such recapitalization, in the same proportion as the increase or decrease in the outstanding shares of Common Stock, and the Exercise Price shall be adjusted so that the aggregate amount payable for the purchase of all of the Warrant Shares issuable hereunder immediately after the record date for such recapitalization shall equal the aggregate amount so payable immediately before such record date.

5.2           Dividends and Distributions in Shares of Common Stock.  If the Company shall at any time or from time to time make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in shares of Common Stock, the number of shares of Common Stock for which this Warrant may be exercised shall be increased, as of the record date for determining which holders of Common Stock shall be entitled to receive such dividend or distribution, in proportion to the increase in the number of outstanding shares of Common Stock as a result of such dividend or distribution, and the Exercise Price shall be adjusted so that the aggregate amount payable for the purchase of all the Warrant Shares issuable hereunder immediately after the record date for such dividend or distribution shall equal the aggregate amount so payable immediately before such record date.

5.3           Merger, Sale of Assets.  If at any time while this Warrant, or any portion thereof, is outstanding and unexpired there shall be (a) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (b) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company’s capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (c) a sale or transfer of the Company’s properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 5.  The foregoing provisions of this Section 5.3 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant.  In all events, appropriate adjustment (as determined in good faith by the Company’s Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

5.4           Reclassification.  If the Company, at any time while this Warrant, or any portion thereof, remains outstanding and unexpired, shall change any of the securities as to which purchase rights under this Warrant exist, by reclassification of securities or otherwise (other than by way of a stock split or combination of shares or stock dividends or distributions or a reorganization, merger, consolidation, or sale of assets otherwise provided for herein), into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 5.

5.5           Adjustment of Exercise Price.  Whenever the number of Warrant Shares purchasable upon the exercise of the Warrant is adjusted, the Exercise Price with respect to the Warrant Shares shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of the Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares so purchasable immediately thereafter.

5.6           Notice of Adjustment.  Whenever the number of Warrant Shares purchasable upon the exercise of the Warrant or the Exercise Price of the Warrant Shares is adjusted as provided herein, the Company shall mail to the Holder a notice of such adjustment or adjustments, prepared and signed by the President or Secretary of the Company, which sets forth the number of Warrant Shares purchasable upon the exercise of the Warrant and the Exercise Price of such Warrant Shares after such adjustment, a brief statement of the facts requiring such adjustment, and the computation by which such adjustment was made.

6.           Transfer or Loss of Warrant.

6.1           Transfer.  This Warrant may be transferred, exercised, exchanged or assigned (“Transfer” or “Transferred”), in whole or in part, subject to the provisions of this Section 6.1.  The Holder shall have the right to Transfer all or a part of this Warrant and all or part of the Warrant Shares.  The Company shall register on its books any Transfer of the Warrant, upon surrender of same to the Company with a written instrument of Transfer duly executed by the registered Holder or by a duly authorized attorney.  Upon any such registration of a Transfer, new Warrant(s) shall be issued to the transferee(s) and the surrendered Warrant shall be cancelled by the Company.  A Warrant may also be exchanged, at the option of the Holder, for one or more new Warrants representing the aggregate number of Warrant Shares evidenced by the Warrant surrendered.  This Warrant and the Warrant Shares or any other securities (“Other Securities”) received upon exercise of this Warrant or the conversion of the Warrant Shares shall be subject to restrictions on transferability imposed by applicable law. This Warrant and the Warrant Shares may also be subject to restrictions on transferability under various applicable laws.

6.2           Compliance with Laws.  The Holder represents and agrees that the Holder will not transfer or assign this Warrant or the underlying shares unless and until the Holder and the Company have complied with all applicable laws relating to such transfer, including all securities laws.

6.3           Loss of Warrant.  Upon receipt by the Company of evidence reasonably satisfactory to it of loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of reasonable satisfactory indemnification, or, in the case of mutilation, upon surrender of this Warrant, the Company will execute and deliver, or instruct its warrant agent to execute and deliver, a new Warrant of like tenor and date, any such lost, stolen or destroyed Warrant thereupon shall become void.

7.           No Impairment.  The Company will not, by amendment of its Articles of Incorporation or otherwise, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times, in good faith, take all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

8.           Holder’s Representations Regarding the Warrant.  With regard to the Warrant Shares that may be issued to the Holder upon exercise of the Warrant, the Holder represents and warrants to the Company that:

8.1           The Holder has had the opportunity to be represented by such legal and tax counsel and others, each of whom has been personally selected by the Holder, as the Holder has found important or necessary to consult concerning this transaction, and any representation has included an examination of applicable documents, and analysis of all tax, financial, corporate law and securities law aspects.  The Holder, the Holder’s counsel and advisors, and such other persons with whom the Holder has found it important or necessary to consult, has sufficient knowledge and experience in business and financial matters to evaluate the above information, and the merits and risks of the terms and conditions of the Warrant, and to make an informed investment decision with respect thereto.

8.2           The Company has made available to the Holder, and to the Holder’s counsel and advisors, prior to the date hereof:

(i)           the opportunity to ask questions of, and to receive answers from, the Company, its representatives, concerning the terms and conditions of the Warrant; and

(ii)            access to obtaining information, documents, financial statements, records and books (A) relative to the Company, the business and investment in the Company, and  (B) necessary to verify the accuracy of any information furnished to the Holder.  All materials and information requested by the Holder, and the Holder’s counsel and advisors, or others representing Holder, have been made available and examined.

8.3           The Holder is acquiring the Warrant for the Holder’s own account and not as a fiduciary or any other person and for investment purposes only and not with a view for the transfer, assignment, resale, or distribution thereof, in whole or in part.  The Holder understands the meaning and legal consequences of the foregoing representations and warranties.

8.4           The Holder qualifies as an “Accredited Investor” as defined in Rule 501 of Regulation D promulgated by the Securities and Exchange Commission.

9.           Notices.  All notices and other communications provided for in this Warrant shall be in writing and delivered, telecopied or mailed, first class postage prepaid, addressed:

(i)           if to the Company:

Alliqua, Inc.
Attention: Brian Posner, Chief Financial Officer
2150 Cabot Boulevard West
Langhorne, PA 19047
Telephone:  (215) 702-8550

(ii)           if to the Holder, at the address set forth on the signature page hereto or as may be designated by notice to the Company; and

(iii)           if to any subsequent holder of the Warrant or Warrant Shares, to the address as may be hereafter specified by notice to the Company.

Any such notice or communication shall be deemed to have been duly given when delivered, telecopied or mailed as aforesaid.

10.           Counterparts.  This Warrant may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, this Warrant is executed as of ___________, 2013.

COMPANY:	Alliqua, Inc.

By:
Name:
Title:

HOLDER:

By:
Name:
Title:

Address for Notices and Payments:

ANNEX A

[FORM OF EXERCISE]

(To be executed upon exercise of Warrant)

The undersigned ____________________, pursuant to the provisions of the within Warrant (the “Warrant”), hereby elects to purchase _______________ shares of Common Stock of Alliqua, Inc. covered by the within Warrant.

Dated:	Signature

Address

Number of shares of Common Stock beneficially owned or deemed beneficially owned by the Holder on the date of Exercise: ___________________________

The undersigned is an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended.

The undersigned intends that payment of the Warrant Price shall be made as (check one):

Cash Exercise                                       ☐

Cashless Exercise                                ☐

If the Holder has elected a Cash Exercise, the Holder shall pay the sum of $______________ via wire transfer to the Company in accordance with the terms of the Warrant.

If the Holder has elected a Cashless Exercise, a certificate shall be issued to the Holder for the number of shares equal to the whole number portion of the product of the calculation set forth below, which is _______________. The Company shall pay a cash adjustment in respect of the fractional portion of the product of the calculation set forth below in an amount equal to the product of the fractional portion of such product and the Current Market Price on the date of exercise, which product is _____________ .

X =	Y(A-B)
A

where:

X =____________ (the number of shares of Common Stock to be issued to the Holder )
Y =____________ (the number of shares of Common Stock issuable upon exercise of this Warrant identified in the exercise form as being applied to the subject exercise)
A =____________ (the Current Market Price of one share of Common Stock on the Trading Day immediately preceding the date of such election)
B =____________ (the Exercise Price on such date)

ASSIGNMENT

FOR VALUE RECEIVED, ____________________hereby sells, assigns and transfers unto ______________________ the within Warrant and all rights evidenced thereby and does irrevocably constitute and appoint __________________________, attorney, to transfer the said Warrant on the books of the within named corporation.

Dated:	Signature

Address

PARTIAL ASSIGNMENT

     FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto ___________________ the right to purchase _______________________ shares of Warrant Stock evidenced by the within Warrant together with all rights therein, and does irrevocably constitute and appoint _____________________, attorney, to transfer that part of the said Warrant on the books of the within named corporation.

Dated:	Signature

Address

FOR USE BY THE COMPANY ONLY:

This Warrant No. _______canceled (or transferred or exchanged) this _____ day of ________________, _____________ shares of Common Stock issued therefor in the name of _______________, Warrant No. ________ issued for ______________ shares of Common Stock in the name of ________________________.